UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2008

NetManage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22158	77-0252226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20883 Stevens Creek Blvd., Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 18, 2008, NetManage, Inc., a Delaware corporation (the “Company”) and Rocket Software, Inc., a Delaware corporation (“Rocket”) entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Rocket and Eastern Software, Inc., a Delaware corporation and wholly-owned subsidiary of Rocket. Pursuant to Sections 5.3(f) and 5.3(g) of the Agreement, Rocket had the right to terminate the Agreement on or prior to January 18, 2008 if (i) it had not received the consent of Wells Fargo Foothill, Inc. (“WFF”) regarding the closing of the transaction or (ii) it had not obtained an agreement for financing from WFF on terms acceptable to Rocket, in its sole discretion. Pursuant to the Amendment, the Company and Rocket agreed to extend the date by which Rocket must terminate the Agreement or waive these conditions to February 8, 2008. In addition, the Amendment extended until March 31, 2008 the date as of which either party may terminate the Merger Agreement if the merger has not been completed by that date.

The transaction is expected to close in either late February or early March of 2008. Section 5.3(h) of the Merger Agreement, which required, as a condition of closing of the acquisition of NetManage by Rocket, that Rocket complete business, technical, legal and financial due diligence on NetManage and its products and to determine whether the results of that investigations were acceptable to Rocket, was effectively waived according to its terms effective as of January 18, 2008. The proposed transaction is subject to approval of NetManage’s stockholders and other customary conditions to closing. Either party will also have a right to terminate the Merger Agreement if the transaction is not closed on or prior to March 31, 2008.

The foregoing summary is not intended to be complete and is qualified in its entirety by the full text of the Merger Agreement or the Amendment. A copy of the Merger Agreement is attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2008. A copy of the Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Cautionary Statement

The Merger Agreement and the Amendment have been included as exhibits to Current Reports on Form 8-K filed by us to provide investors with information regarding its terms. Except for their status as legal documents governing the contractual rights among the parties thereto in relation to the Merger and the other transactions contemplated thereby, the Merger Agreement and the Amendment are not intended to be a source of factual, business or operational information about the Company, Rocket or their respective businesses.

The representations and warranties contained in the Merger Agreement are not necessarily accurate or complete as made and may be subject to exceptions set forth in the disclosure schedules provided in accordance with the Merger Agreement. Such representations, warranties and covenants have been negotiated by the Company and Rocket for the purpose of allocating contractual risk between the parties, including where the parties do not have complete knowledge of all the facts, and not for the purpose of establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and any stockholder of the Company or any potential investor should not rely on the representations, warranties and covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

Additional Information

Important Additional Information Regarding the Merger has been filed with the SEC:

In connection with the proposed Merger, the Company has filed a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. A definitive proxy statement will be sent to stockholders of the Company seeking their approval of the transaction. Investors and stockholders may obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company’s website at www.netmanage.com or by directing a request to NetManage, Inc., 20883 Stevens Creek Blvd., Cupertino, California 95014, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on June 4, 2007. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

Item 7.01	Regulation FD Disclosure.

On January 22, 2008, the Company issued a press release announcing the signing of the Amendment, a copy of which is furnished as Exhibit 99.1. In the press release, the Company also announced that Section 5.3(h) of the Merger Agreement, which required, as a condition of closing of the acquisition of NetManage by Rocket, that Rocket complete business, technical, legal and financial due diligence on NetManage and its products and to determine whether the results of that investigations were acceptable to Rocket, was effectively waived according to its terms effective as of January 18, 2008.

Forward–Looking Statements

This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against NetManage or Rocket and others following announcement of the merger agreement; (3) the inability to complete the Merger because of Rocket’s inability to obtain financing for the Merger on terms satisfactory to Rocket, (4) the inability to complete the Merger due to the failure to satisfy the other conditions to completion of the Merger, including the receipt of stockholder approval; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (6) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of NetManage’s SEC filings. Many of the factors that will determine the outcome of the Merger are beyond NetManage’s ability to control or predict. NetManage undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 18, 2008, by and among Rocket Software, Inc., Eastern Software, Inc. and NetManage, Inc.

99.1	Press release issued by NetManage, Inc. dated January 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetManage, Inc.
(Registrant)

January 21, 2008	/s/ OMER REGEV
(Date)	Omer Regev
Chief Financial Officer

Exhibit Index

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 18, 2008, by and among Rocket Software, Inc., Eastern Software, Inc. and NetManage, Inc.

99.1	Press release issued by NetManage, Inc. dated January 22, 2008